UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 13, 2025

H&R BLOCK, INC.
(Exact name of registrant as specified in charter)

Missouri	1-06089	44-0607856
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

One H&R Block Way, Kansas City, MO 64105
(Address of Principal Executive Offices) (Zip Code)

(816) 854-3000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	HRB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers; Chief Executive Officer and Director Transitions
On August 13, 2025, Kellie J. Logerwell notified H&R Block, Inc. (the “Company”) of her intention to retire as the Company’s Vice President and Chief Accounting Officer, effective as of October 24, 2025. Ms. Logerwell’s decision to retire was not due to any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.
Ms. Logerwell will be succeeded as principal accounting officer by April M. Wasleski, who currently serves as the Company’s Director of Accounting and whose appointment as Vice President and Chief Accounting Officer will become effective October 24, 2025. Ms. Wasleski, 48, has been with the Company and its subsidiaries for over 13 years, serving as Director of Accounting since July 2018. Prior to that, she served as Director of Finance from July 2015 to July 2018 and Director of Financial Reporting and Accounting Research from June 2012 to July 2015. Before joining the Company, Ms. Wasleski worked in accounting in various roles, including at Ernst & Young LLP from September 1998 through May 2011, leaving as a Senior Manager.

Ms. Wasleski’s compensation in connection with her role as Vice President and Chief Accounting Officer has not yet been determined, and will be set by the Company’s Compensation Committee at a later date. In connection with her appointment, the Company anticipates that Ms. Wasleski will enter into the Company’s standard restrictive covenant agreement applicable to senior executives. The Company also intends to enter into the Company’s standard form of indemnification agreement for directors and officers with Ms. Wasleski, a copy of which was previously filed as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q for the quarter ended January 31, 2012 and is incorporated herein by reference. Ms. Wasleski does not have any family relationships required to be disclosed pursuant to Item 401(d) of Regulation S-K, nor is she a party to any transaction, or series of transactions, required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

H&R BLOCK, INC.

Date:	August 15, 2025	By:	/s/ Katharine M. Haynes
Katharine M. Haynes
Vice President and Corporate Secretary